UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23122

American Funds Emerging Markets Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Brian C. Janssen

American Funds Emerging Markets Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Emerging Markets Bond Fund® Annual report for the year ended December 31, 2021

Find compelling
opportunities in
emerging markets
bonds with a
flexible approach

American Funds Emerging Markets Bond Fund seeks to provide a high level of total return over the long term, of which current income is a large component.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has applied a consistent philosophy and consistent approach to generate consistent results.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 3 for Class F-2 and Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. The reimbursement will be in effect through at least March 1, 2022. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The investment results shown reflect the reimbursement, without which the results would have been lower. Refer to the fund’s most recent prospectus for details.

The fund’s 30-day yield as of January 31, 2022, was 5.91% for Class F-2 shares and 5.39% for Class A shares calculated in accordance with the U.S. Securities and Exchange Commission formula. The Class A share results reflect the 3.75% maximum sales charge.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Investing outside the United States involves additional risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Investment portfolio

16	Financial statements

43	Board of trustees and other officers

Fellow investors:

Emerging markets debt had a challenging year with the pandemic’s uncertainties and geopolitical tensions weighing on the asset class. Class F-2 shares of American Funds Emerging Markets Bond Fund returned –3.69% for the 12-month period ended December 31, 2021.

Dividends were paid at each month-end during the period for a total of roughly 48 cents a share, a portion of which was a return of capital. Fund investors who reinvested their dividends earned an income return of 4.84%, while those who elected to take their dividends in cash received an income return of 4.73%.

By way of comparison, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified* reported a return of –1.80% over the same period. This index measures broad returns across U.S. dollar-denominated emerging markets bonds. The local-currency index, the J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified*, reported a loss of 8.75% in U.S. dollar terms for the period ended December 31.

Meanwhile, the J.P. Morgan Index Blend–50% JPM EMBI Global Diversified & 50% JPM GBI-EM Global Diversified*, a 50%/50% blend of this local currency index and the dollar bond market index, returned –5.32%. This index is more reflective of the fund’s strategy.

The portfolio’s limited exposure to Central and Eastern European countries helped results relative to the J.P. Morgan Index Blend. Investments in bonds backing Argentina, Russia and Ukraine detracted.

The fund manages currency positioning by emphasizing bonds issued in particular currencies and use of derivatives such as currency forward contracts.

Market overview

The economic recovery from the COVID-19 pandemic did not fully extend to emerging markets. Currency

Results at a glance

For periods ended December 31, 2021, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	3 years	5 years	Lifetime (since 4/22/2016)

American Funds Emerging Markets Bond Fund (Class F-2 shares)	–1.71%	–3.69%	5.81%	5.17%	4.82%
American Funds Emerging Markets Bond Fund (Class A shares)	–1.87	–3.98	5.52	4.91	4.58
J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified*	–1.14	–1.80	5.94	4.65	4.67
J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified*	–5.56	–8.75	2.07	2.82	2.15
Lipper Emerging Markets Hard Currency Debt Funds Average†	–2.59	–3.07	5.10	4.00	4.22

*	The index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of account fees, expenses or U.S. federal income taxes. Investors cannot invest directly in an index. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: https://www.jpmm.com/research/disclosures.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Source: Refinitiv Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

American Funds Emerging Markets Bond Fund	1

depreciation, supply chain disruptions, and inflation pressured local economies. Geopolitical tensions also added unwelcomed stress.

Rapidly rising prices acutely impacted emerging markets. In Brazil, Latin America’s largest economy, inflation was up 10.1% for the year, as a severe drought in the country impacted energy prices significantly. The Brazilian real was down 6.7% for the year compared to the dollar.

In response to surging prices, several central banks — in Brazil, Chile, Mexico, Russia and Hungary — increased interest rates ahead of the U.S. and other major economies.

However, Turkey cut interest rates despite high inflation. The unorthodox move by President Recep Tayyip Erdogan set the stage for the Turkish lira to fall 44% by year-end.

A broad regulatory crackdown from China and slowing economic growth in the region also weighed on emerging markets. The country is a major consumer of commodities that many emerging markets rely on for growth. China reported that GDP grew 4.9% in the third quarter, which is down from the 18.3% and 7.9% growth it disclosed in the first and second quarters of the year, respectively.

Argentine bonds traded in distressed territory as the country faces difficulties ahead of upcoming payments due to the International Monetary Fund.

Inside the portfolio

Returns were negative for the year as emerging markets overall experienced multiple headwinds.

The fund’s investments in Mexico and Angola along with lower allocations to Brazil relative to the J.P. Morgan Index Blend helped results.

Investments in Argentina and Tunisia weighed on returns. The fund did not own bonds backing Ecuador, which hurt results since the country’s debt rebounded following a restructuring. Limited allocation to Indonesia relative to the J.P. Morgan Index Blend also detracted from returns.

The ongoing strength of the U.S. dollar weighed broadly on emerging markets currencies.

Allocations to the Egyptian pound and Yuan renminbi, both of which appreciated against the U.S. dollar, helped results. Limited exposure to the Turkish lira benefited the portfolio relative to the J.P. Morgan Index Blend, as the lira declined dramatically in 2021. Exposure to the Colombian peso detracted from results.

Managers maintained an overweight position in Chinese bonds, which helped relative results. The country had a strong start to the year as the economy reopened but has since slowed significantly.

The fund’s investment in Russia was negatively impacted as conflicts flared with Ukraine. Threats of economic sanctions on Russia undermined the bonds as well.

The fund added investment-grade and high-yield corporate bonds. Most of these investments were of companies based in Latin America, with some in Asia and Africa. They included investments in a broad range of sectors, including consumer, retail and energy.

Looking ahead

With tightening fiscal and monetary policy worldwide and rising COVID-19 infections, there continue to be uncertainties about the path of the economic recovery. Interest rate increases by major central banks should help moderate inflation, though the price of certain goods may remain elevated.

Valuations of emerging markets debt appear attractive, and patient investors may experience solid returns over a multi-year time frame from today’s level.

While growth in China may slow, we remain constructive about investments in the region. Going into the new year, we expect the government to be marginally supportive of growth.

The emerging markets debt complex comprises three asset classes: hard currency sovereign, local currency, and hard currency corporate bonds. Each can offer compelling opportunities and returns vary widely. Fundamental analysis and a careful assessment of idiosyncratic risks are paramount. Furthermore, a long-term perspective can help guide investment decisions.

We thank you for making American Funds Emerging Markets Bond Fund part of your portfolio and look forward to reporting to you again in six months’ time.

Sincerely,

Robert H. Neithart
President

February 9, 2022

For current information about the fund, visit capitalgroup.com.

2	American Funds Emerging Markets Bond Fund

The value of a $10,000 investment

How a hypothetical $10,000 investment has fared for the period April 22, 2016, to December 31, 2021, with all distributions reinvested.

Fund results shown are for Class F-2 and Class A shares. Class A shares reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: https://www.jpmm.com/research/disclosures.
[3]	Results of the Lipper Emerging Markets Hard Currency Debt Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Source: Refinitiv Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[4]	For the period April 22, 2016, commencement of fund operations, through December 31, 2016.

Total returns based on a $1,000 investment (for the period ended December 31, 2021)

	1 year	5 years	Lifetime (since 4/22/16)

Class F-2 shares	–3.69%	5.17%	4.82%
Class A shares*	–7.62	4.11	3.88

*	Assumes payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratios are 0.75% for Class F-2 shares and 1.06% for Class A shares as of the prospectus dated March 1, 2022 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least March 1, 2022. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. Investment results shown reflect the reimbursement, without which the results would have been lower. Refer to the fund’s most recent prospectus for details.

American Funds Emerging Markets Bond Fund	3

Investment portfolio December 31, 2021

Investment mix by security type	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	1.47%
AA/Aa	2.31
A/A	16.49
BBB/Baa	34.79
Below investment grade	36.65
Short-term securities & other assets less liabilities	8.29

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 91.71%	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 73.14%
Abu Dhabi (Emirate of) 3.125% 2049		$4,200	$4,298
Abu Dhabi (Emirate of) 3.875% 2050[1]		1,100	1,284
Angola (Republic of) 9.50% 2025		3,080	3,306
Angola (Republic of) 8.25% 2028		2,380	2,397
Angola (Republic of) 8.00% 2029[1]		5,600	5,541
Angola (Republic of) 8.00% 2029		3,170	3,137
Argentine Republic 0.50% 2029		€65	26
Argentine Republic 1.00% 2029		$3,045	1,111
Argentine Republic 0.50% 2030 (0.75% on 7/9/2023)[2]		58,420	20,594
Argentine Republic 0% 2035		600	5
Argentine Republic 1.125% 2035 (1.50% on 7/9/2022)[2]		32,691	10,502
Argentine Republic 0.125% 2038 (3.00% on 7/9/2022)[2]		€1,238	464
Argentine Republic 2.50% 2041 (3.50% on 7/9/2022)[2]		$5,287	1,874
Bahrain (Kingdom of) 6.125% 2022		4,200	4,297
Bahrain (Kingdom of) 6.125% 2023		1,330	1,402
Bahrain (Kingdom of) 6.75% 2029[1]		520	561
Belarus (Republic of) 6.875% 2023		1,500	1,487
Belarus (Republic of) 5.875% 2026		7,900	6,999
Brazil (Federative Republic of) 6.00% 2023[3]	BRL	76,175	13,755
Brazil (Federative Republic of) 0% 2024		13,900	2,025
Brazil (Federative Republic of) 6.00% 2024[3]		87,930	16,089
Brazil (Federative Republic of) 10.00% 2025		40,450	7,160
Brazil (Federative Republic of) 10.00% 2027		27,900	4,915
Brazil (Federative Republic of) 10.00% 2029		39,300	6,865
Brazil (Federative Republic of) 6.00% 2030[3]		27,180	5,164
Chile (Republic of) 1.50% 2026[3]	CLP	1,131,745	1,306
Chile (Republic of) 4.50% 2026		210,000	238
Chile (Republic of) 5.00% 2028		4,255,000	4,842
Chile (Republic of) 1.90% 2030[3]		6,930,000	7,889
Chile (Republic of) 4.70% 2030		16,065,000	17,647
Chile (Republic of) 3.10% 2041		$3,650	3,579
China (People’s Republic of), Series INBK, 3.03% 2026	CNY	75,000	11,985

4	American Funds Emerging Markets Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
China (People’s Republic of), Series 1906, 3.29% 2029	CNY	10,900	$1,758
China (People’s Republic of), Series INBK, 2.68% 2030		21,450	3,317
China (People’s Republic of), Series 1910, 3.86% 2049		38,440	6,501
China Development Bank Corp., Series 2012, 3.34% 2025		53,240	8,535
China Development Bank Corp., Series 2009, 3.39% 2027		93,900	15,051
China Development Bank Corp., Series 2004, 3.43% 2027		83,840	13,468
China Development Bank Corp., Series 1715, 4.24% 2027		25,300	4,226
China Development Bank Corp., Series 1905, 3.48% 2029		134,100	21,611
Colombia (Republic of) 4.50% 2029		$241	247
Colombia (Republic of) 7.00% 2031	COP	6,964,900	1,596
Colombia (Republic of) 7.375% 2037		$1,000	1,167
Colombia (Republic of) 4.125% 2051		860	701
Colombia (Republic of), Series B, 10.00% 2024	COP	1,376,400	363
Colombia (Republic of), Series B, 6.25% 2025		10,461,400	2,475
Colombia (Republic of), Series B, 7.50% 2026		3,920,100	958
Colombia (Republic of), Series B, 7.75% 2030		6,555,300	1,574
Colombia (Republic of), Series B, 5.75% 2027		81,798,100	18,181
Colombia (Republic of), Series B, 7.00% 2031		1,642,600	373
Colombia (Republic of), Series B, 7.25% 2034		1,991,800	449
Colombia (Republic of), Series B, 7.25% 2050		12,459,900	2,640
Costa Rica (Republic of) 4.375% 2025		$2,885	2,945
Costa Rica (Republic of) 6.125% 2031		5,065	5,128
Costa Rica (Republic of) 6.125% 2031[1]		970	982
Costa Rica (Republic of) 7.00% 2044		1,155	1,136
Cote d’Ivoire (Republic of) 5.25% 2030		€2,400	2,798
Cote d’Ivoire (Republic of) 5.875% 2031		4,875	5,715
Cote d’Ivoire (Republic of) 4.875% 2032		1,260	1,384
Czech Republic 0.45% 2023	CZK	61,510	2,666
Czech Republic 2.40% 2025		101,230	4,485
Czech Republic 1.00% 2026		200,000	8,292
Czech Republic 1.20% 2031		50,000	1,974
Development Bank of Kazakhstan 10.95% 2026	KZT	2,292,000	5,252
Development Bank of Mongolia LLC 7.25% 2023		$700	739
Dominican Republic 6.875% 2026		2,335	2,665
Dominican Republic 6.875% 2026[1]		1,634	1,865
Dominican Republic 5.95% 2027[1]		2,600	2,899
Dominican Republic 5.95% 2027		2,362	2,634
Dominican Republic 4.50% 2030[1]		9,174	9,346
Dominican Republic 5.30% 2041[1]		1,547	1,532
Dominican Republic 7.45% 2044		2,500	2,966
Dominican Republic 6.85% 2045		800	884
Dominican Republic 6.50% 2048		260	276
Dominican Republic 6.40% 2049[1]		897	944
Dominican Republic 6.40% 2049		580	610
Dominican Republic 5.875% 2060[1]		3,350	3,229
Egypt (Arab Republic of) 5.75% 2024[1]		640	667
Egypt (Arab Republic of) 14.369% 2025	EGP	58,000	3,713
Egypt (Arab Republic of) 4.75% 2026		€7,000	7,720
Egypt (Arab Republic of) 4.75% 2026		1,900	2,095
Egypt (Arab Republic of) 6.588% 2028[1]		$4,400	4,290
Egypt (Arab Republic of) 14.292% 2028	EGP	50,000	3,177
Egypt (Arab Republic of) 5.625% 2030		€1,465	1,511
Egypt (Arab Republic of) 7.625% 2032[1]		$4,400	4,180
Egypt (Arab Republic of) 7.625% 2032		2,200	2,090
Egypt (Arab Republic of) 8.50% 2047[1]		200	178
Egypt (Arab Republic of) 8.15% 2059[1]		2,600	2,228
Ethiopia (Federal Democratic Republic of) 6.625% 2024		3,975	2,711
Export-Import Bank of China 2.93% 2025	CNY	38,500	6,089
Export-Import Bank of India 3.25% 2030		$6,640	6,771
Gabonese Republic 6.95% 2025		1,758	1,830
Gabonese Republic 6.625% 2031[1]		3,865	3,764
Gabonese Republic 7.00% 2031[1]		6,650	6,534
Georgia (Republic of) 2.75% 2026[1]		4,070	4,059
Ghana (Republic of) 0% 2025		700	491
Ghana (Republic of) 8.125% 2026		1,840	1,704
Ghana (Republic of) 6.375% 2027		2,260	1,913
Ghana (Republic of) 7.875% 2027		3,000	2,646

American Funds Emerging Markets Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Ghana (Republic of) 7.625% 2029		$1,900	$1,589
Ghana (Republic of) 7.75% 2029[1]		2,100	1,765
Guatemala (Republic of) 6.125% 2050[1]		1,060	1,219
Honduras (Republic of) 6.25% 2027		7,385	8,013
Honduras (Republic of) 6.25% 2027[1]		1,550	1,682
Honduras (Republic of) 5.625% 2030[1]		1,030	1,074
Honduras (Republic of) 5.625% 2030		882	919
Hungary (Republic of) 2.125% 2031[1]		2,410	2,377
Hungary (Republic of), Series C, 1.50% 2023	HUF	1,140,000	3,399
Hungary (Republic of), Series E, 1.50% 2026		1,500,000	4,126
Hungary (Republic of), Series A, 3.25% 2031		992,000	2,813
India (Republic of) 8.24% 2027	INR	251,450	3,699
India (Republic of) 7.17% 2028		248,000	3,483
Indonesia (Republic of), Series 63, 5.625% 2023	IDR	15,500,000	1,116
Indonesia (Republic of), Series 81, 6.50% 2025		61,500,000	4,548
Indonesia (Republic of), Series 59, 7.00% 2027		170,348,000	12,836
Indonesia (Republic of), Series 64, 6.125% 2028		140,174,000	10,022
Indonesia (Republic of), Series 78, 8.25% 2029		73,568,000	5,764
Indonesia (Republic of), Series 71, 9.00% 2029		64,537,000	5,246
Indonesia (Republic of), Series 82, 7.00% 2030		178,000,000	12,964
Indonesia (Republic of), Series 73, 8.75% 2031		68,779,000	5,571
Indonesia (Republic of), Series 91, 6.375% 2032		33,880,000	2,397
Indonesia (Republic of), Series 74, 7.50% 2032		123,000,000	9,195
Indonesia (Republic of), Series 65, 6.625% 2033		26,000	2
Indonesia (Republic of), Series 80, 7.50% 2035		25,957,000	1,911
Indonesia (Republic of), Series 83, 7.50% 2040		11,032,000	810
Iraq (Republic of) 6.752% 2023[1]		$1,605	1,628
Jordan (Hashemite Kingdom of) 4.95% 2025[1]		2,400	2,485
Jordan (Hashemite Kingdom of) 5.75% 2027[1]		3,000	3,161
Kazakhstan (Republic of) 6.50% 2045		1,500	2,155
Kenya (Republic of) 6.875% 2024		3,025	3,203
Kenya (Republic of) 7.25% 2028[1]		1,725	1,861
Kenya (Republic of) 7.25% 2028		1,700	1,834
Kenya (Republic of) 10.90% 2031	KES	70,000	601
Kenya (Republic of) 6.30% 2034[1]		$2,250	2,215
Kenya (Republic of) 8.25% 2048		300	306
Malaysia (Federation of) 4.127% 2032	MYR	5,105	1,270
Malaysia (Federation of), Series 0219, 3.885% 2029		40,770	9,997
Malaysia (Federation of), Series 0413, 3.844% 2033		3,235	780
Malaysia (Federation of), Series 0318, 4.642% 2033		4,760	1,229
Malaysia (Federation of), Series 0419, 3.828% 2034		30,700	7,339
Malaysia (Federation of), Series 0415, 4.254% 2035		15,100	3,750
Malaysia (Federation of), Series 0615, 4.786% 2035		5,925	1,553
Malaysia (Federation of), Series 0418, 4.893% 2038		92,511	24,267
Malaysia (Federation of), Series 0219, 4.467% 2039		6,000	1,486
Malaysia (Federation of), Series 0519, 3.757% 2040		20,389	4,676
Malaysia (Federation of), Series 0518, 4.921% 2048		4,200	1,100
Mongolia (State of) 5.125% 2026		$700	717
Mozambique (Republic of) 5.00% 2031 (9.00% on 9/15/2023)[2]		5,165	4,391
Nigeria (Republic of) 16.39% 2022	NGN	125,000	259
Oman (Sultanate of) 4.875% 2025[1]		$9,964	10,394
Oman (Sultanate of) 5.375% 2027		3,000	3,150
Oman (Sultanate of) 4.875% 2030[1]		2,040	2,173
Oman (Sultanate of) 6.25% 2031[1]		4,768	5,222
Pakistan (Islamic Republic of) 5.625% 2022		400	409
Pakistan (Islamic Republic of) 8.25% 2024		1,400	1,495
Pakistan (Islamic Republic of) 8.25% 2025		1,200	1,301
Pakistan (Islamic Republic of) 6.00% 2026[1]		10,350	10,373
Panama (Republic of) 7.125% 2026		1,200	1,442
Panama (Republic of) 3.16% 2030		1,400	1,453
Panama (Republic of) 4.50% 2047		1,350	1,492
Panama (Republic of) 4.50% 2050		1,570	1,733
Panama (Republic of) 4.30% 2053		820	883
Panama (Republic of) 4.50% 2056		673	744
Panama (Republic of) 3.87% 2060		410	412
Paraguay (Republic of) 5.00% 2026		890	989
Paraguay (Republic of) 4.95% 2031		2,460	2,771

6	American Funds Emerging Markets Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Paraguay (Republic of) 5.60% 2048[1]		$3,822	$4,434
Peru (Republic of) 8.20% 2026	PEN	2,833	810
Peru (Republic of) 4.125% 2027		$336	370
Peru (Republic of) 6.35% 2028	PEN	7,600	2,005
Peru (Republic of) 6.95% 2031		3,045	823
Peru (Republic of) 6.15% 2032		34,824	8,768
Peru (Republic of) 3.00% 2034		$1,480	1,478
Peru (Republic of) 5.40% 2034	PEN	33,413	7,644
Peru (Republic of) 5.35% 2040		21,859	4,673
Peru (Republic of) 6.85% 2042		1,435	364
Peru (Republic of) 3.55% 2051		$1,100	1,148
Peru (Republic of) 2.78% 2060		885	779
PETRONAS Capital, Ltd. 3.50% 2030[1]		1,000	1,083
PETRONAS Capital, Ltd. 3.50% 2030		500	541
Philippines (Republic of) 3.95% 2040		1,950	2,183
Philippines (Republic of) 3.70% 2042		1,000	1,093
Philippines (Republic of) 2.95% 2045		3,100	3,064
Poland (Republic of), Series 0922, 5.75% 2022	PLN	28,740	7,318
Poland (Republic of), Series 1024, 2.25% 2024		16,400	3,926
Poland (Republic of), Series 0726, 2.50% 2026		16,000	3,750
PT Indonesia Asahan Aluminium Tbk 4.75% 2025		$2,000	2,129
PT Indonesia Asahan Aluminium Tbk 4.75% 2025[1]		1,136	1,209
PT Indonesia Asahan Aluminium Tbk 6.53% 2028		264	319
Qatar (State of) 3.75% 2030[1]		2,300	2,584
Republika Srpska 4.75% 2026		€1,921	2,285
Romania 3.50% 2022	RON	17,000	3,892
Romania 3.65% 2025		4,460	995
Romania 4.75% 2025		14,300	3,306
Romania 1.75% 2030		€4,000	4,260
Romania 3.624% 2030		1,160	1,435
Romania 2.00% 2033		5,860	6,097
Romania 3.50% 2034		1,140	1,370
Romania 3.375% 2038		1,525	1,749
Romania 3.375% 2038		1,300	1,491
Russian Federation 7.00% 2023	RUB	238,052	3,134
Russian Federation 7.15% 2025		230,100	2,953
Russian Federation 8.15% 2027		967,215	12,825
Russian Federation 2.50% 2028[3]		715,572	9,252
Russian Federation 4.375% 2029[1]		$2,400	2,650
Russian Federation 4.375% 2029		600	662
Russian Federation 7.65% 2030	RUB	346,000	4,449
Russian Federation 6.90% 2031		602,406	7,328
Russian Federation 8.50% 2031		1,423,866	19,320
Russian Federation 7.70% 2033		58,371	749
Russian Federation 7.25% 2034		706,500	8,713
Russian Federation 5.10% 2035		$5,800	6,851
Russian Federation 6.10% 2035	RUB	767,685	8,451
Russian Federation 7.70% 2039		73,198	928
Russian Federation 5.25% 2047		$5,600	7,104
Rwanda (Republic of) 5.50% 2031[1]		520	526
Senegal (Republic of) 4.75% 2028		€3,700	4,283
Senegal (Republic of) 4.75% 2028		3,440	3,982
Senegal (Republic of) 5.375% 2037		1,500	1,625
Serbia (Republic of) 3.125% 2027		2,500	3,041
Serbia (Republic of) 3.125% 2027		1,000	1,216
Serbia (Republic of) 2.05% 2036		1,495	1,563
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR	11,866	766
South Africa (Republic of), Series R-186, 10.50% 2026		69,817	4,850
South Africa (Republic of), Series R-2030, 8.00% 2030		217,060	12,575
South Africa (Republic of), Series R-213, 7.00% 2031		107,800	5,706
South Africa (Republic of), Series R-2032, 8.25% 2032		76,704	4,347
South Africa (Republic of), Series R-2035, 8.875% 2035		131,650	7,419
South Africa (Republic of), Series R-2037, 8.50% 2037		14,492	769
South Africa (Republic of), Series R-2048, 8.75% 2048		73,064	3,815
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022		$3,150	2,865
Sri Lanka (Democratic Socialist Republic of) 5.75% 2023		2,282	1,288
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025		3,100	1,643

American Funds Emerging Markets Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025		$400	$208
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026[1]		1,350	692
Sri Lanka (Democratic Socialist Republic of) 6.20% 2027[1]		2,500	1,282
Sri Lanka (Democratic Socialist Republic of) 6.20% 2027		300	154
Sri Lanka (Democratic Socialist Republic of) 6.75% 2028		250	127
Sri Lanka (Democratic Socialist Republic of) 7.85% 2029		604	309
Sri Lanka (Democratic Socialist Republic of) 7.55% 2030		5,996	3,013
Thailand (Kingdom of) 3.85% 2025	THB	110,000	3,666
Thailand (Kingdom of) 2.00% 2031		95,400	2,903
Tunisia (Republic of) 6.75% 2023		€13,870	13,247
Tunisia (Republic of) 5.625% 2024		2,035	1,846
Tunisia (Republic of) 5.75% 2025		$465	356
Tunisia (Republic of) 6.375% 2026		€2,300	2,003
Turkey (Republic of) 10.70% 2022	TRY	7,600	541
Turkey (Republic of) 3.00% 2023[3]		18,038	1,499
Turkey (Republic of) 8.80% 2023		9,000	556
Turkey (Republic of) 3.20% 2024[3]		8,611	770
Turkey (Republic of) 4.10% 2024[3]		12,426	1,050
Turkey (Republic of) 6.375% 2025		$1,445	1,414
Turkey (Republic of) 7.375% 2025		800	808
Turkey (Republic of) 8.00% 2025	TRY	15,450	779
Turkey (Republic of) 4.25% 2026		$2,950	2,651
Turkey (Republic of) 4.875% 2026		2,000	1,818
Turkey (Republic of) 5.125% 2026[1]		1,400	1,342
Turkey (Republic of) 4.375% 2027		€2,800	2,988
Turkey (Republic of) 6.125% 2028		$640	597
Turkey (Republic of) 7.625% 2029		700	701
Turkey (Republic of) 5.875% 2031		2,100	1,870
Turkey (Republic of) 6.50% 2033		6,580	5,997
Ukraine 14.91% 2022	UAH	34,797	1,304
Ukraine 17.00% 2022		29,293	1,096
Ukraine 10.00% 2023		31,600	1,119
Ukraine 11.67% 2023		5,804	210
Ukraine 15.97% 2023		47,600	1,824
Ukraine 8.994% 2024		$7,070	7,080
Ukraine 7.75% 2025		1,200	1,156
Ukraine 15.84% 2025	UAH	70,065	2,784
Ukraine 6.75% 2026		€6,636	7,213
Ukraine 6.876% 2029[1]		$1,800	1,599
Ukraine 4.375% 2030		€700	644
Ukraine 7.375% 2032		$1,000	895
Ukraine 7.253% 2033		4,730	4,191
Ukraine 7.253% 2033[1]		2,700	2,392
Ukraine 1.258% 2040[4]		4,575	4,181
United Mexican States 4.75% 2032		1,100	1,246
United Mexican States 4.00% 2040[3]	MXN	78,210	4,158
United Mexican States 4.00% 2046[3]		5,688	309
United Mexican States 4.50% 2050		$1,900	2,019
United Mexican States 3.75% 2071		1,805	1,627
United Mexican States 5.75% 2110		2,374	2,732
United Mexican States, Series M20, 10.00% 2024	MXN	21,700	1,136
United Mexican States, Series M, 5.75% 2026		136,000	6,267
United Mexican States, Series M, 7.50% 2027		312,148	15,299
United Mexican States, Series M20, 8.50% 2029		415,110	21,470
United Mexican States, Series M, 7.75% 2031		248,250	12,265
United Mexican States, Series M30, 10.00% 2036		23,500	1,380
United Mexican States, Series M, 7.75% 2042		8,330	395
United Mexican States, Series M, 8.00% 2047		34,250	1,660
Uruguay (Oriental Republic of) 4.375% 2028[3]	UYU	47	1
Uruguay (Oriental Republic of) 8.25% 2031		70,200	1,519
Uruguay (Oriental Republic of) 3.875% 2040[3]		73,772	1,928
Venezuela (Bolivarian Republic of) 7.00% 2018[5]		$225	15
Venezuela (Bolivarian Republic of) 7.75% 2019[5]		4,983	324
Venezuela (Bolivarian Republic of) 6.00% 2020[5]		3,353	218
Venezuela (Bolivarian Republic of) 12.75% 2022[5]		300	19
Venezuela (Bolivarian Republic of) 9.00% 2023[5]		4,895	318
Venezuela (Bolivarian Republic of) 8.25% 2024[5]		2,276	148

8	American Funds Emerging Markets Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Venezuela (Bolivarian Republic of) 7.65% 2025[5]		$450	$29
Venezuela (Bolivarian Republic of) 11.75% 2026[5]		225	15
Venezuela (Bolivarian Republic of) 9.25% 2027[5]		3,060	199
Venezuela (Bolivarian Republic of) 9.25% 2028[5]		1,129	73
Venezuela (Bolivarian Republic of) 11.95% 2031[5]		377	25
Venezuela (Bolivarian Republic of) 7.00% 2038[5]		377	25
			1,075,598

Corporate bonds, notes & loans 17.10%
Energy 5.27%
AI Candelaria (Spain), SLU 5.75% 2033[1]		2,250	2,180
GeoPark Ltd. 5.50% 2027		500	482
Guara Norte SARL 5.198% 2034[1]		3,174	3,123
MV24 Capital BV 6.748% 2034[1]		2,222	2,294
Odebrecht Drilling Norbe 6.72% PIK and 1.00% Cash 2026[6]		6,518	1,303
Oleoducto Central SA 4.00% 2027[1]		2,850	2,837
Pan American Energy LLC 9.125% 2027[1]		3,300	3,691
Petrobras Global Finance Co. 8.75% 2026		500	608
Petrobras Global Finance Co. 5.60% 2031		3,400	3,607
Petrobras Global Finance Co. 6.75% 2050		200	210
Petróleos Mexicanos 4.875% 2024		175	181
Petróleos Mexicanos 7.19% 2024	MXN	104,068	4,834
Petróleos Mexicanos 7.19% 2024		92,440	4,294
Petróleos Mexicanos 6.875% 2025[1]		$730	799
Petróleos Mexicanos 6.875% 2026		3,745	4,123
Petróleos Mexicanos 7.47% 2026	MXN	337,360	14,984
Petróleos Mexicanos 6.49% 2027		$460	491
Petróleos Mexicanos 6.70% 2032[1]		3,188	3,226
Petróleos Mexicanos 6.75% 2047		4,550	4,047
Petróleos Mexicanos 7.69% 2050		9,450	9,138
Petrorio Luxembourg SARL 6.125% 2026[1]		500	502
PTT Exploration and Production PCL 2.587% 2027[1]		478	488
Qatar Petroleum 3.125% 2041[1]		5,315	5,385
Qatar Petroleum 3.30% 2051[1]		2,710	2,800
SA Global Sukuk, Ltd. 2.694% 2031[1]		1,465	1,476
Sinopec Group Overseas Development (2018), Ltd. 2.30% 2031[1]		450	444
			77,547

Financials 2.90%
Banco de Crédito del Perú 3.25% 2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.45% on 9/30/2026)[1,2]		6,405	6,334
Bangkok Bank PCL 4.45% 2028[1]		900	1,027
Bangkok Bank PCL 9.025% 2029		500	681
Bangkok Bank PCL 3.733% 2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[2]		5,478	5,607
CCB Life Insurance Co., Ltd. 4.50% 2077 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.68% on 4/21/2022)[2]		490	496
China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 2031		272	261
HDFC Bank, Ltd. 8.10% 2025	INR	60,000	836
Housing Development Finance Corp., Ltd. 8.22% 2022		110,000	1,487
Huarong Finance 2017 Co., Ltd. (3-month USD-LIBOR + 1.15%) 1.294% 2022[4]		$296	292
Huarong Finance 2017 Co., Ltd. 4.75% 2027		800	827
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 1.295% 2023[4]		3,693	3,619
Huarong Finance 2019 Co., Ltd. 2.50% 2023		600	597
Huarong Finance 2019 Co., Ltd. 3.25% 2024		400	398
Huarong Finance 2019 Co., Ltd. 3.75% 2024		200	202
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 1.43% 2025[4]		404	386
Huarong Finance 2019 Co., Ltd. 3.875% 2029		2,227	2,176
Huarong Finance 2019 Co., Ltd. 4.50% 2029		200	204
Huarong Finance II Co., Ltd. 5.00% 2025		200	208
Huarong Finance II Co., Ltd. 5.50% 2025		500	526
Huarong Finance II Co., Ltd. 4.625% 2026		2,106	2,177
Huarong Finance II Co., Ltd. 4.875% 2026		200	208
ICBCIL Finance Co., Ltd. 3.625% 2027		1,300	1,378
Kasikornbank PCL HK 3.343% 2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[2]		4,522	4,528
Power Financial Corp., Ltd. 3.75% 2027		480	505

American Funds Emerging Markets Bond Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Power Financial Corp., Ltd. 3.95% 2030		$200	$207
PT Bank Negara Indonesia (Persero) Tbk 3.75% 2026		4,330	4,401
Shriram Transport Finance Co., Ltd. 4.40% 2024[1]		1,146	1,162
Vigorous Champion International, Ltd. 4.25% 2029		200	211
Xiaomi Best Time International, Ltd. 2.875% 2031[1]		615	604
Xiaomi Best Time International, Ltd. 4.10% 2051[1]		1,120	1,139
			42,684

Utilities 2.69%
AES Panama Generation Holdings SRL 4.375% 2030[1]		5,455	5,689
Alfa Desarrollo SpA 4.55% 2051[1]		2,190	2,165
Comisión Federal de Electricidad 3.348% 2031[1]		2,993	2,940
Comisión Federal de Electricidad 4.677% 2051[1]		2,508	2,364
Empresas Publicas de Medellin ESP 8.375% 2027	COP	10,000,000	2,277
Empresas Publicas de Medellin ESP 8.375% 2027		3,744,000	853
Empresas Publicas de Medellin ESP 4.25% 2029[1]		$1,602	1,522
Empresas Publicas de Medellin ESP 4.375% 2031[1]		960	904
Enel Chile SA 4.875% 2028		1,701	1,878
Enersis Américas SA 4.00% 2026		615	656
ENN Clean Energy International Investment, Ltd. 3.375% 2026[1]		2,810	2,796
ENN Energy Holdings, Ltd. 2.625% 2030[1]		1,560	1,552
Indian Renewable Energy Development Agency, Ltd. 7.125% 2022	INR	120,000	1,627
Instituto Costarricense de Electricidad 6.75% 2031[1]		$3,480	3,529
Investment Energy Resources, Ltd. 6.25% 2029[1]		3,925	4,220
Light Servicos de Eletricidade SA 4.375% 2026[1]		4,000	3,999
TNB Global Ventures Capital Bhd. 3.244% 2026		500	522
			39,493

Materials 2.08%
Alpek, SAB de CV 3.25% 2031[1]		2,515	2,512
Bluestar Finance Holdings, Ltd. 3.10% junior subordinated perpetual bonds (3-year UST Yield Curve Rate T Note Constant Maturity + 5.634% on 7/12/2024)[2]		969	976
Braskem Idesa SAPI 7.45% 2029[1]		2,600	2,698
Braskem Idesa SAPI 7.45% 2029		400	415
Braskem Idesa SAPI 6.99% 2032[1]		6,167	6,200
Braskem Netherlands Finance BV 4.50% 2028		1,000	1,062
CAP SA 3.90% 2031		200	188
CSN Islands XI Corp. 6.75% 2028		500	527
CSN Resources SA 7.625% 2026		1,000	1,051
Fresnillo PLC 4.25% 2050[1]		2,760	2,896
GC Treasury Center Co., Ltd. 2.98% 2031[1]		961	973
Gran Colombia Gold Corp. 6.875% 2026[1]		1,560	1,566
Industrias Peñoles, SAB de CV, 4.75% 2050[1]		655	718
Sasol Financing USA LLC 4.375% 2026		8,800	8,865
			30,647

Industrials 1.56%
Aeropuerto International de Tocume SA 4.00% 2041[1]		700	714
Aeropuerto International de Tocume SA 5.125% 2061[1]		1,655	1,738
Hidrovias International Finance SARL 4.95% 2031[1]		4,347	3,976
Hidrovias International Finance SARL 4.95% 2031		991	906
Lima Metro Line 2 Finance, Ltd. 5.875% 2034[1]		650	749
Lima Metro Line 2 Finance, Ltd. 4.35% 2036[1]		1,220	1,289
Mexico City Airport Trust 4.25% 2026		1,800	1,908
Mexico City Airport Trust 3.875% 2028		500	519
Mexico City Airport Trust 5.50% 2046		1,609	1,609
Mexico City Airport Trust 5.50% 2047		3,128	3,137
Powerchina Roadbridge Group (British Virgin Islands), Ltd. 3.08% perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 2.256% on 4/1/2026)[2]		2,615	2,622
Rutas 2 and 7 Finance, Ltd. 0% 2036[1]		2,820	2,084
Rutas 2 and 7 Finance, Ltd. 0% 2036		800	591
Simpar SA 5.20% 2031		200	187
Summit Digitel Infrastructure Private, Ltd. 2.875% 2031[1]		900	868
			22,897

10	American Funds Emerging Markets Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary 0.82%
Meituan Dianping 3.05% 2030[1]	$3,650	$3,382
Melco International Development, Ltd. 5.375% 2029[1]	2,250	2,186
MercadoLibre, Inc. 3.125% 2031	1,685	1,595
Sands China, Ltd. 3.80% 2026	450	453
Sands China, Ltd. 2.30% 2027[1]	2,300	2,167
Wynn Macau, Ltd. 5.50% 2026[1]	2,500	2,353
		12,136

Consumer staples 0.77%
InRetail Consumer 3.25% 2028[1]	2,730	2,707
MARB BondCo PLC 3.95% 2031[1]	1,500	1,435
Minerva Luxembourg SA 4.375% 2031[1]	400	381
Natura Cosmeticos SA 4.125% 2028[1]	1,520	1,494
NBM US Holdings, Inc. 7.00% 2026[1]	700	735
PT Indofood CBP Sukses Makmur Tbk 3.398% 2031	3,574	3,614
PT Indofood CBP Sukses Makmur Tbk 4.745% 2051	885	911
		11,277

Communication services 0.47%
Axiata SPV5 Labuan, Ltd. 3.064% 2050	1,053	1,012
Globo Comunicação e Participações SA 4.875% 2030[1]	2,500	2,432
PLDT, Inc. 2.50% 2031	400	397
Tencent Holdings, Ltd. 1.81% 2026	300	300
Tencent Holdings, Ltd. 3.975% 2029	1,700	1,851
Tencent Holdings, Ltd. 3.24% 2050[1]	900	851
		6,843

Real estate 0.28%
Corporacion Inmobiliaria Vesta, SAB de CV 3.625% 2031[1]	1,435	1,409
Fibra SOMA 4.375% 2031[1]	2,800	2,687
		4,096

Health care 0.22%
Rede D’Or Finance SARL 4.95% 2028	410	418
Rede D’Or Finance SARL 4.50% 2030	2,890	2,817
		3,235

Information technology 0.04%
SK hynix, Inc. 2.375% 2031[1]	600	578

Total corporate bonds, notes & loans		251,433

U.S. Treasury bonds & notes 1.47%
U.S. Treasury inflation-protected securities 1.05%
U.S. Treasury Inflation-Protected Security 0.125% 2031[3,7]	13,809	15,462

U.S. Treasury 0.42%
U.S. Treasury 2.00% 2051[7]	6,000	6,124

Total U.S. Treasury bonds & notes		21,586

Total bonds, notes & other debt instruments (cost: $1,391,563,000)		1,348,617

Short-term securities 6.77%	Shares
Money market investments 5.40%
Capital Group Central Cash Fund 0.09%[8,9]	793,846	79,393

American Funds Emerging Markets Bond Fund	11

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Bills & notes of governments & government agencies outside the U.S. 1.37%
Egyptian Treasury 1/11/2022	11.324%	EGP	27,300	$1,734
Egyptian Treasury 4/19/2022	11.506		69,200	4,262
Egyptian Treasury 4/26/2022	11.484		140,200	8,615
Egyptian Treasury 7/26/2022	11.338		53,000	3,158
Egyptian Treasury 8/16/2022	11.163		40,675	2,405
				20,174

Total short-term securities (cost: $99,509,000)				99,567
Total investment securities 98.48% (cost: $1,491,072,000)				1,448,184
Other assets less liabilities 1.52%				22,349

Net assets 100.00%				$1,470,533

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2021 (000)
2 Year U.S. Treasury Note Futures	Long	5	March 2022	$1,091	$(1)
5 Year U.S. Treasury Note Futures	Short	3	March 2022	(363)	(1)
10 Year Euro-Bund Futures	Short	75	March 2022	(14,633)	282
10 Year Ultra U.S. Treasury Note Futures	Short	338	March 2022	(49,496)	(449)
30 Year Ultra U.S. Treasury Bond Futures	Long	141	March 2022	27,795	339
					$170

Forward currency contracts

Contract amount						Unrealized (depreciation) appreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2021 (000)
ZAR	4,483	USD	281	Morgan Stanley	1/3/2022	$— [10]
USD	279	ZAR	4,483	Barclays Bank PLC	1/3/2022	(3)
MXN	159,303	USD	7,573	Goldman Sachs	1/6/2022	199
MXN	14,514	USD	685	BNP Paribas	1/6/2022	23
TRY	6,000	USD	435	Morgan Stanley	1/6/2022	17
USD	1,383	EUR	1,214	Citibank	1/6/2022	1
USD	292	MXN	6,425	Morgan Stanley	1/6/2022	(22)
TRY	25,000	USD	1,942	Morgan Stanley	1/6/2022	(60)
USD	1,333	MXN	29,177	Goldman Sachs	1/6/2022	(91)
USD	642	COP	2,544,400	Citibank	1/7/2022	17
USD	405	COP	1,598,139	Citibank	1/7/2022	12
USD	595	CLP	498,600	Goldman Sachs	1/7/2022	10
USD	253	CLP	208,770	Standard Chartered Bank	1/7/2022	8
IDR	14,598,000	USD	1,018	Citibank	1/7/2022	7
ZAR	8,680	USD	539	Morgan Stanley	1/7/2022	5
USD	244	CLP	204,313	UBS AG	1/7/2022	4
KRW	1,331,170	USD	1,115	Goldman Sachs	1/7/2022	4
USD	2,493	EUR	2,190	JPMorgan Chase	1/7/2022	— [10]
CLP	341,977	USD	402	JPMorgan Chase	1/7/2022	(1)
KRW	2,153,010	USD	1,817	Citibank	1/7/2022	(7)
USD	691	IDR	10,000,000	Standard Chartered Bank	1/7/2022	(12)
MXN	142,410	USD	6,661	Goldman Sachs	1/10/2022	283
CZK	92,300	USD	4,104	BNP Paribas	1/10/2022	116
BRL	11,240	USD	1,977	Citibank	1/10/2022	37
CNH	24,440	USD	3,807	Standard Chartered Bank	1/10/2022	35
BRL	1,644	USD	290	Standard Chartered Bank	1/10/2022	4
BRL	2,282	USD	408	JPMorgan Chase	1/10/2022	1

12	American Funds Emerging Markets Bond Fund

Forward currency contracts (continued)

Contract amount						Unrealized (depreciation) appreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2021 (000)
ZAR	6,385	USD	400	Morgan Stanley	1/10/2022	$— [10]
ZAR	62,860	USD	3,951	JPMorgan Chase	1/10/2022	(11)
USD	1,232	BRL	6,982	Standard Chartered Bank	1/10/2022	(18)
USD	439	MXN	9,376	Goldman Sachs	1/10/2022	(19)
USD	8,395	CNH	53,600	UBS AG	1/10/2022	(31)
USD	12,819	EUR	11,297	JPMorgan Chase	1/10/2022	(46)
USD	1,837	CZK	41,320	BNP Paribas	1/10/2022	(52)
HUF	1,328,000	USD	4,146	Citibank	1/10/2022	(57)
USD	8,053	CNH	52,500	Citibank	1/10/2022	(200)
PLN	37,760	USD	9,254	BNP Paribas	1/11/2022	111
PLN	20,000	EUR	4,330	Bank of New York Mellon	1/11/2022	30
MXN	10,680	USD	501	Goldman Sachs	1/11/2022	20
MXN	8,482	USD	396	Goldman Sachs	1/11/2022	18
ZAR	9,373	USD	584	Morgan Stanley	1/11/2022	3
USD	16,080	EUR	14,230	Morgan Stanley	1/11/2022	(124)
RUB	116,775	USD	1,545	Citibank	1/12/2022	9
CLP	985,116	USD	1,164	BNP Paribas	1/12/2022	(10)
CNH	14,300	USD	2,237	Barclays Bank PLC	1/13/2022	11
USD	226	RUB	16,800	JPMorgan Chase	1/13/2022	2
USD	6,442	MYR	27,200	HSBC Bank	1/13/2022	(95)
USD	6,229	MXN	131,638	Citibank	1/13/2022	(186)
USD	1	COP	3,103	BNP Paribas	1/14/2022	— [10]
USD	306	BRL	1,724	Citibank	1/14/2022	(2)
USD	8,378	MYR	35,000	Standard Chartered Bank	1/14/2022	(33)
USD	304	COP	1,190,264	Morgan Stanley	1/18/2022	12
MXN	6,375	USD	299	BNP Paribas	1/18/2022	11
BRL	1,655	USD	290	JPMorgan Chase	1/18/2022	6
PEN	1,246	USD	307	Morgan Stanley	1/18/2022	5
CLP	379,955	USD	450	Morgan Stanley	1/18/2022	(5)
USD	211	IDR	3,000,000	Bank of New York Mellon	1/19/2022	1
USD	948	MYR	4,000	HSBC Bank	1/19/2022	(13)
CZK	206,610	USD	9,231	Goldman Sachs	1/20/2022	207
PLN	33,000	USD	8,047	JPMorgan Chase	1/20/2022	132
ZAR	80,200	USD	4,985	Goldman Sachs	1/20/2022	33
RON	19,750	USD	4,514	Citibank	1/20/2022	22
CNH	4,200	USD	657	Citibank	1/20/2022	3
EUR	88	USD	100	Morgan Stanley	1/20/2022	1
HUF	60,000	USD	184	JPMorgan Chase	1/20/2022	1
USD	400	ZAR	6,382	JPMorgan Chase	1/20/2022	— [10]
USD	240	MYR	1,000	HSBC Bank	1/20/2022	(1)
USD	217	MXN	4,571	JPMorgan Chase	1/20/2022	(6)
USD	1,415	ZAR	22,766	Goldman Sachs	1/20/2022	(9)
USD	1,097	PLN	4,500	JPMorgan Chase	1/20/2022	(18)
USD	5,142	EUR	4,560	Morgan Stanley	1/20/2022	(52)
USD	48,010	EUR	42,423	Morgan Stanley	1/20/2022	(308)
KRW	6,768,200	USD	5,698	Citibank	1/21/2022	(10)
USD	865	BRL	4,980	JPMorgan Chase	1/24/2022	(24)
USD	280	ZAR	4,483	Morgan Stanley	2/3/2022	— [10]
USD	3,482	IDR	50,360,040	Standard Chartered Bank	2/4/2022	(54)
CNH	7,800	USD	1,210	UBS AG	2/7/2022	14
USD	225	MYR	940	Standard Chartered Bank	2/7/2022	— [10]
USD	839	PEN	3,460	Morgan Stanley	8/26/2022	(13)
USD	1,081	PEN	4,480	Citibank	8/26/2022	(23)
PLN	7,710	USD	1,893	BNP Paribas	11/9/2022	(35)
						$(216)

American Funds Emerging Markets Bond Fund	13

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay					Value at	Upfront premium	Unrealized depreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	Notional (000)		12/31/2021 (000)	paid (000)	at 12/31/2021 (000)
6.63%	28-Day	28-day MXN-TIIE	28-Day	6/23/2026	MXN	115,400	$(172)	$—	$(172)
6.44%	28-Day	28-day MXN-TIIE	28-Day	7/24/2026		20,650	(39)	—	(39)
7.28%	28-Day	28-day MXN-TIIE	28-Day	9/30/2026		13,000	(4)	—	(4)
7.24%	28-Day	28-day MXN-TIIE	28-Day	10/2/2026		13,000	(5)	—	(5)
7.285%	28-Day	28-day MXN-TIIE	28-Day	11/3/2026		175,000	(48)	—	(48)
7.18%	28-Day	28-day MXN-TIIE	28-Day	9/9/2031		122,990	(146)	—	(146)
								$—	$(414)

Bilateral interest rate swaps

Receive		Pay					Value at		Upfront premium	Unrealized appreciation
Rate	Payment frequency	Rate	Payment frequency	Counterparty	Expiration date	Notional (000)	12/31/2021 (000)		paid (000)	at 12/31/2021 (000)
11.7325%	At maturity	DI-OVER-EXTRA Grupo	At maturity	Morgan Stanley	1/2/2023	BRL50	$—	[10]	$—	$—	[10]
10.76%	At maturity	DI-OVER-EXTRA Grupo	At maturity	Morgan Stanley	1/2/2025	50	—	[10]	—	—	[10]
11.175%	At maturity	DI-OVER-EXTRA Grupo	At maturity	Morgan Stanley	1/4/2027	50	1		—	1
10.53%	At maturity	DI-OVER-EXTRA Grupo	At maturity	Morgan Stanley	1/2/2031	50	—	[10]	—	—	[10]
									$—	$1

Investments in affiliates9

	Value of affiliate at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 12/31/2021 (000)	Dividend income (000)
Short-term securities 5.40%
Money market investments 5.40%
Capital Group Central Cash Fund 0.09%[8]	$56,773	$449,690	$427,070	$(6)	$6	$79,393	$51

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $246,474,000, which represented 16.76% of the net assets of the fund.
[2]	Step bond; coupon rate may change at a later date.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[7]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,366,000, which represented .16% of the net assets of the fund.
[8]	Rate represents the seven-day yield at 12/31/2021.
[9]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[10]	Amount less than one thousand.

14	American Funds Emerging Markets Bond Fund

Key to abbreviations and symbols

BRL = Brazilian reais

CLP = Chilean pesos

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

CZK = Czech korunas

DI-OVER-EXTRA Grupo = Overnight Brazilian Interbank Deposit Rate

EGP = Egyptian pounds

EUR/€ = Euros

HUF = Hungarian forints

IDR = Indonesian rupiah

INR = Indian rupees

KES = Kenyan shilling

KRW = South Korean won

KZT = Kazakhstani tenge

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NGN = Nigerian naira

PEN = Peruvian nuevos soles

PLN = Polish zloty

RON = Romanian leu

RUB = Russian rubles

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

TRY = Turkish lira

UAH = Ukrainian hryvnia

USD/$ = U.S. dollars

UYU = Uruguayan pesos

ZAR = South African rand

See notes to financial statements.

American Funds Emerging Markets Bond Fund	15

Financial statements

Statement of assets and liabilities at December 31, 2021	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $1,411,686)	$1,368,791
Affiliated issuers (cost: $79,386)	79,393	$1,448,184
Cash		46
Cash denominated in currencies other than U.S. dollars (cost: $394)		383
Unrealized appreciation on open forward currency contracts		1,435
Bilateral interest rate swaps, at value		1
Receivables for:
Sales of fund’s shares	3,856
Dividends and interest	22,825
Variation margin on futures contracts	232
Variation margin on centrally cleared swap contracts	9	26,922
		1,476,971
Liabilities:
Unrealized depreciation on open forward currency contracts		1,651
Payables for:
Purchases of investments	5
Repurchases of fund’s shares	2,902
Dividends on fund’s shares	149
Investment advisory services	689
Services provided by related parties	209
Trustees’ deferred compensation	8
Variation margin on futures contracts	90
Variation margin on centrally cleared swap contracts	50
Non-U.S. taxes	460
Other	225	4,787
Net assets at December 31, 2021		$1,470,533

Net assets consist of:
Capital paid in on shares of beneficial interest		$1,524,963
Total accumulated loss		(54,430)
Net assets at December 31, 2021		$1,470,533

See notes to financial statements.

16	American Funds Emerging Markets Bond Fund

Financial statements (continued)

Statement of assets and liabilities
at December 31, 2021 (continued)
(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (158,112 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$374,662	40,284	$9.30
Class C	23,599	2,537	9.30
Class T	9	1	9.30
Class F-1	11,978	1,288	9.30
Class F-2	604,392	64,985	9.30
Class F-3	236,942	25,476	9.30
Class 529-A	9,960	1,071	9.30
Class 529-C	798	86	9.30
Class 529-E	691	74	9.30
Class 529-T	12	1	9.30
Class 529-F-1	10	1	9.30
Class 529-F-2	6,108	657	9.30
Class 529-F-3	11	1	9.30
Class R-1	143	15	9.30
Class R-2	1,848	199	9.30
Class R-2E	111	12	9.30
Class R-3	2,011	216	9.30
Class R-4	1,374	148	9.30
Class R-5E	588	63	9.30
Class R-5	1,137	122	9.30
Class R-6	194,149	20,875	9.30

See notes to financial statements.

American Funds Emerging Markets Bond Fund	17

Financial statements (continued)

Statement of operations for the year ended December 31, 2021	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $1,242)	$80,800
Dividends from affiliated issuers	51	$80,851
Fees and expenses*:
Investment advisory services	7,761
Distribution services	1,506
Transfer agent services	1,188
Administrative services	421
Reports to shareholders	147
Registration statement and prospectus	267
Trustees’ compensation	5
Auditing and legal	114
Custodian	247
Other	45
Total fees and expenses before reimbursements	11,701
Less reimbursements of fees and expenses:
Transfer agent services reimbursements	— †
Total fees and expenses after reimbursements		11,701
Net investment income		69,150

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $405):
Unaffiliated issuers	(10,901)
Affiliated issuers	(6)
Futures contracts	28
Forward currency contracts	(1,351)
Swap contracts	(940)
Currency transactions	(1,615)	(14,785)
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $144):
Unaffiliated issuers	(106,755)
Affiliated issuers	6
Futures contracts	318
Forward currency contracts	11
Swap contracts	528
Currency translations	(636)	(106,528)
Net realized loss and unrealized depreciation		(121,313)

Net decrease in net assets resulting from operations		$(52,163)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

18	American Funds Emerging Markets Bond Fund

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended December 31,
	2021	2020

Operations:
Net investment income	$69,150	$53,530
Net realized loss	(14,785)	(43,878)
Net unrealized (depreciation) appreciation	(106,528)	65,784
Net (decrease) increase in net assets resulting from operations	(52,163)	75,436

Distributions paid or accrued and return of capital paid to shareholders:
Distributions	(57,875)	(17,103)
Return of capital	(10,842)	(36,230)
Total distributions paid or accrued and return of capital paid to shareholders	(68,717)	(53,333)

Net capital share transactions	322,345	299,523

Total increase in net assets	201,465	321,626

Net assets:
Beginning of year	1,269,068	947,442
End of year	$1,470,533	$1,269,068

See notes to financial statements.

American Funds Emerging Markets Bond Fund	19

Notes to financial statements

1. Organization

American Funds Emerging Markets Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, nondiversified management investment company. The fund seeks to provide a high level of total return over the long term, of which current income is a large component.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

20	American Funds Emerging Markets Bond Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

American Funds Emerging Markets Bond Fund	21

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2021 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	$—	$1,075,598	$—	$1,075,598
Corporate bonds, notes & loans	—	251,433	—	251,433
U.S. Treasury bonds & notes	—	21,586	—	21,586
Short-term securities	79,393	20,174	—	99,567
Total	$79,393	$1,368,791	$—	$1,448,184

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$621	$—	$—	$621
Unrealized appreciation on open forward currency contracts	—	1,435	—	1,435
Unrealized appreciation on bilateral interest rate swaps	—	1	—	1
Liabilities:
Unrealized depreciation on futures contracts	(451)	—	—	(451)
Unrealized depreciation on open forward currency contracts	—	(1,651)	—	(1,651)
Unrealized depreciation on centrally cleared interest rate swaps	—	(414)	—	(414)
Total	$170	$(629)	$—	$(459)

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the fund’s investment portfolio.

22	American Funds Emerging Markets Bond Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

American Funds Emerging Markets Bond Fund	23

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. To the extent that the fund invests a larger percentage of its assets in securities of one or more issuers, poor performance by these securities could have a greater adverse impact on the fund’s investment results.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

24	American Funds Emerging Markets Bond Fund

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $71,329,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $255,310,000.

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

American Funds Emerging Markets Bond Fund	25

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $12,821,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap indices in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, including CDX and iTraxx indices (collectively referred to as “CDSIs”). A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. As of December 31, 2021, the fund did not have any credit default swaps. The average month-end notional amount of credit default swaps while held was $50,333,000.

26	American Funds Emerging Markets Bond Fund

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, December 31, 2021 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$621	Unrealized depreciation*	$451
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	1,435	Unrealized depreciation on open forward currency contracts	1,651
Swap (centrally cleared)	Interest	Unrealized appreciation*	—	Unrealized depreciation*	414
Swap (bilateral)	Interest	Bilateral interest rate swaps, at value	1	Bilateral interest rate swaps, at value	—
			$2,057		$2,516

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$28	Net unrealized appreciation on futures contracts	$318
Forward currency	Currency	Net realized loss on forward currency contracts	(1,351)	Net unrealized appreciation on forward currency contracts	11
Swap	Interest	Net realized gain on swap contracts	117	Net unrealized depreciation on swap contracts	(413)
Swap	Credit	Net realized loss on swap contracts	(1,057)	Net unrealized appreciation on swap contracts	941
			$(2,263)		$857

*	Includes cumulative appreciation/depreciation on futures contracts and centrally cleared interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps. For futures contracts, centrally cleared interest rate swaps and credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts and bilateral interest rate swaps, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts and bilateral interest rate swaps, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

American Funds Emerging Markets Bond Fund	27

The following table presents the fund’s forward currency contracts and bilateral interest rate swaps by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2021, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Bank of New York Mellon	$31	$—	$—	$—	$31
Barclays Bank PLC	11	(3)	—	—	8
BNP Paribas	261	(97)	—	—	164
Citibank	108	(108)	—	—	—
Goldman Sachs	774	(119)	—	(530)	125
JPMorgan Chase	142	(106)	—	—	36
Morgan Stanley	44	(44)	—	—	—
Standard Chartered Bank	47	(47)	—	—	—
UBS AG	18	(18)	—	—	—
Total	$1,436	$(542)	$—	$(530)	$364
Liabilities:
Barclays Bank PLC	$3	$(3)	$—	$—	$—
BNP Paribas	97	(97)	—	—	—
Citibank	485	(108)	(354)	—	23
Goldman Sachs	119	(119)	—	—	—
HSBC Bank	109	—	—	—	109
JPMorgan Chase	106	(106)	—	—	—
Morgan Stanley	584	(44)	(1)	—	539
Standard Chartered Bank	117	(47)	—	—	70
UBS AG	31	(18)	—	—	13
Total	$1,651	$(542)	$(355)	$—	$754

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

28	American Funds Emerging Markets Bond Fund

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2021, the fund reclassified $1,000 from capital paid in on shares of beneficial interest to total accumulated loss to align financial reporting with tax reporting.

As of December 31, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$149
Distributions in excess of ordinary income	10,842
Late year ordinary loss deferral[1]	(3,582)
Capital loss carryforward[2]	(5,402)
Gross unrealized appreciation on investments	39,910
Gross unrealized depreciation on investments	(84,804)
Net unrealized depreciation on investments	(44,894)
Cost of investments	1,492,619

[1]	This deferral is considered incurred in the subsequent year.
[2]	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

For the year ended December 31, 2021, the fund’s distributions exceeded total taxable income and net realized gains or losses resulting in a return of capital for tax purposes. Distributions paid or accrued were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2021						Year ended December 31, 2020
Share class	Ordinary income		Return of capital		Total paid or accrued		Ordinary income		Return of capital		Total paid or accrued
Class A	$15,005		$2,811		$17,816		$5,653		$11,974		$17,627
Class C	874		164		1,038		387		820		1,207
Class T	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]
Class F-1	510		95		605		228		484		712
Class F-2	24,116		4,518		28,634		5,294		11,214		16,508
Class F-3	8,637		1,618		10,255		2,167		4,591		6,758
Class 529-A	402		75		477		144		306		450
Class 529-C	30		6		36		16		33		49
Class 529-E	28		5		33		15		32		47
Class 529-T	1		—	[3]	1		—	[3]	—	[3]	—	[3]
Class 529-F-1	—	[3]	—	[3]	—	[3]	67		141		208
Class 529-F-2[4]	228		43		271		13		27		40
Class 529-F-3[4]	1		—	[3]	1		—	[3]	—	[3]	—	[3]
Class R-1	4		1		5		2		3		5
Class R-2	63		12		75		19		41		60
Class R-2E	3		—	[3]	3		3		6		9
Class R-3	79		15		94		31		66		97
Class R-4	47		9		56		23		49		72
Class R-5E	22		4		26		8		17		25
Class R-5	43		8		51		16		34		50
Class R-6	7,782		1,458		9,240		3,017		6,392		9,409
Total	$57,875		$10,842		$68,717		$17,103		$36,230		$53,333

[3]	Amount less than one thousand.
[4]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

American Funds Emerging Markets Bond Fund	29

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on an annual rate of 0.553% of daily net assets. On March 10, 2021, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2021, decreasing the annual rate to 0.503% on daily net assets in excess of $1.5 billion. For the year ended December 31, 2021, the investment advisory services fees were $7,761,000, which were equivalent to an annualized rate of 0.553% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2021, unreimbursed expenses subject to reimbursement totaled $7,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended December 31, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 total for Class 529-F-3, R-1 and R-2E shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

30	American Funds Emerging Markets Bond Fund

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fee will be amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended December 31, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$1,146		$456		$115		Not applicable
Class C	262		32		8		Not applicable
Class T	—		—	*	—	*	Not applicable
Class F-1	32		18		4		Not applicable
Class F-2	Not applicable		643		173		Not applicable
Class F-3	Not applicable		8		60		Not applicable
Class 529-A	24		11		3		$6
Class 529-C	9		1		—	*	1
Class 529-E	4		1		—	*	—	*
Class 529-T	—		—	*	—	*	—	*
Class 529-F-1	—		—	*	—	*	—	*
Class 529-F-2	Not applicable		4		2		3
Class 529-F-3	Not applicable		—	*	—	*	—	*
Class R-1	1		—	*	—	*	Not applicable
Class R-2	14		5		1		Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	11		3		1		Not applicable
Class R-4	3		1		—	*	Not applicable
Class R-5E	Not applicable		(1	)†	—	*	Not applicable
Class R-5	Not applicable		—	*	—	*	Not applicable
Class R-6	Not applicable		6		54		Not applicable
Total class-specific expenses	$1,506		$1,188		$421		$10

*	Amount less than one thousand.
†	Amount is due to over accruals of prior year expenses.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $5,000 in the fund’s statement of operations reflects $4,000 in current fees (either paid in cash or deferred) and a net increase of $1,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund has sold securities to other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance

American Funds Emerging Markets Bond Fund	31

with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2021, the fund engaged in such sale transactions with related funds in the amount of $359,000, which generated $30,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2021.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended December 31, 2021.

9. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

10. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class A	$86,203	8,874	$16,831	1,754		$(66,831)	(6,960)	$36,203	3,668
Class C	5,320	547	1,019	106		(8,770)	(911)	(2,431)	(258)
Class T	—	—	—	—		—	—	—	—
Class F-1	4,451	456	601	63		(6,152)	(632)	(1,100)	(113)
Class F-2	234,369	24,202	28,514	2,974		(122,138)	(12,749)	140,745	14,427
Class F-3	128,012	13,201	9,687	1,012		(35,199)	(3,697)	102,500	10,516
Class 529-A	4,077	419	473	49		(3,169)	(328)	1,381	140
Class 529-C	293	31	36	4		(412)	(43)	(83)	(8)
Class 529-E	73	8	33	3		(194)	(20)	(88)	(9)
Class 529-T	—	—	1	—	[2]	—	—	1	—	[2]
Class 529-F-1	—	—	1	—	[2]	—	—	1	—	[2]
Class 529-F-2	1,999	209	269	29		(1,034)	(108)	1,234	130
Class 529-F-3	—	—	1	—	[2]	—	—	1	—	[2]
Class R-1	41	4	4	—	[2]	(11)	(1)	34	3
Class R-2	711	73	74	8		(535)	(55)	250	26
Class R-2E	102	11	3	—	[2]	(14)	(1)	91	10
Class R-3	550	57	92	10		(638)	(67)	4	—	[2]
Class R-4	443	47	55	6		(191)	(20)	307	33
Class R-5E	292	30	24	2		(203)	(20)	113	12
Class R-5	232	24	51	5		(2)	— [2]	281	29
Class R-6	34,660	3,570	9,239	964		(998)	(103)	42,901	4,431
Total net increase (decrease)	$501,828	51,763	$67,008	6,989		$(246,491)	(25,715)	$322,345	33,037

See end of table for footnotes.

32	American Funds Emerging Markets Bond Fund

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class A	$93,649	9,736	$16,379		1,739		$(130,715)	(13,816)	$(20,687)	(2,341)
Class C	8,106	837	1,186		126		(9,085)	(985)	207	(22)
Class T	—	—	—		—		—	—	—	—
Class F-1	7,101	734	702		74		(6,757)	(735)	1,046	73
Class F-2	409,173	42,299	16,386		1,725		(137,448)	(14,928)	288,111	29,096
Class F-3	62,053	6,476	6,195		657		(30,554)	(3,386)	37,694	3,747
Class 529-A	3,037	316	446		48		(2,520)	(267)	963	97
Class 529-C	268	27	48		5		(722)	(76)	(406)	(44)
Class 529-E	216	23	46		5		(544)	(58)	(282)	(30)
Class 529-T	—	—	1		—	[2]	—	—	1	— [2]
Class 529-F-1	1,423	147	187		20		(5,505)	(588)	(3,895)	(421)
Class 529-F-2[3]	5,227	553	40		4		(296)	(30)	4,971	527
Class 529-F-3[3]	10	1	—	[2]	—	[2]	—	—	10	1
Class R-1	16	2	4		1		(7)	(1)	13	2
Class R-2	853	90	60		6		(442)	(47)	471	49
Class R-2E	9	1	8		—	[2]	(579)	(67)	(562)	(66)
Class R-3	900	102	97		11		(861)	(97)	136	16
Class R-4	648	66	71		7		(620)	(64)	99	9
Class R-5E	376	39	24		2		(127)	(13)	273	28
Class R-5	551	57	49		5		(397)	(43)	203	19
Class R-6	13,387	1,434	9,407		999		(31,637)	(3,382)	(8,843)	(949)
Total net increase (decrease)	$607,003	62,940	$51,336		5,434		$(358,816)	(38,583)	$299,523	29,791

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

11. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $879,728,000 and $611,020,000, respectively, during the year ended December 31, 2021.

American Funds Emerging Markets Bond Fund	33

Financial highlights

		(Loss) income from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
12/31/2021	$10.15	$.45	$(.85)	$(.40)	$(.38)	$—	$(.07)	$(.45)	$9.30	(3.98)%	$375		1.06%		1.06%		4.70%
12/31/2020	9.94	.50	.21	.71	(.16)	—	(.34)	(.50)	10.15	7.62	372		1.09		1.06		5.24
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)	(.27)	(.66)	9.94	13.69	387		1.03		1.00		6.44
12/31/2018	10.38	.61	(1.04)	(.43)	(.58)	— [5]	(.02)	(.60)	9.35	(4.23)	285		1.06		1.01		6.23
12/31/2017	9.77	.62	.62	1.24	(.61)	(.02)	—	(.63)	10.38	12.93	203		1.25		1.01		6.00
Class C:
12/31/2021	10.15	.38	(.85)	(.47)	(.32)	—	(.06)	(.38)	9.30	(4.66)	24		1.76		1.76		3.99
12/31/2020	9.94	.43	.21	.64	(.14)	—	(.29)	(.43)	10.15	6.87	28		1.79		1.77		4.54
12/31/2019	9.35	.56	.62	1.18	(.32)	(.03)	(.24)	(.59)	9.94	12.82	28		1.79		1.77		5.67
12/31/2018	10.38	.53	(1.04)	(.51)	(.50)	— [5]	(.02)	(.52)	9.35	(4.98)	18		1.85		1.80		5.43
12/31/2017	9.77	.54	.62	1.16	(.53)	(.02)	—	(.55)	10.38	12.08	13		2.04		1.78		5.19
Class T:
12/31/2021	10.15	.48	(.85)	(.37)	(.40)	—	(.08)	(.48)	9.30	(3.70)[6]	—	[7]	.75	[6]	.75	[6]	4.98	[6]
12/31/2020	9.94	.53	.21	.74	(.17)	—	(.36)	(.53)	10.15	7.95 [6]	—	[7]	.79	[6]	.77	[6]	5.57	[6]
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)	(.28)	(.68)	9.94	13.96 [6]	—	[7]	.80	[6]	.78	[6]	6.67	[6]
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	— [5]	(.02)	(.62)	9.35	(4.02)[6]	—	[7]	.86	[6]	.81	[6]	6.45	[6]
12/31/2017[8,9]	10.22	.47	.18	.65	(.47)	(.02)	—	(.49)	10.38	6.45 [6,10]	—	[7]	1.04	[6,11]	.79	[6,11]	6.20	[6,11]
Class F-1:
12/31/2021	10.15	.45	(.85)	(.40)	(.38)	—	(.07)	(.45)	9.30	(3.95)	12		1.03		1.03		4.72
12/31/2020	9.94	.50	.21	.71	(.16)	—	(.34)	(.50)	10.15	7.65	14		1.06		1.04		5.29
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)	(.27)	(.66)	9.94	13.64	13		1.07		1.04		6.41
12/31/2018	10.38	.60	(1.04)	(.44)	(.57)	— [5]	(.02)	(.59)	9.35	(4.29)	10		1.13		1.10		5.99
12/31/2017	9.77	.62	.62	1.24	(.61)	(.02)	—	(.63)	10.38	12.87	20		1.35		1.05		5.98
Class F-2:
12/31/2021	10.15	.48	(.85)	(.37)	(.40)	—	(.08)	(.48)	9.30	(3.69)	604		.75		.75		5.01
12/31/2020	9.94	.53	.21	.74	(.17)	—	(.36)	(.53)	10.15	7.95	513		.77		.74		5.35
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)	(.28)	(.68)	9.94	13.94	214		.80		.78		6.67
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	— [5]	(.02)	(.62)	9.35	(4.01)	164		.83		.78		6.48
12/31/2017	9.77	.64	.62	1.26	(.63)	(.02)	—	(.65)	10.38	13.14	67		1.04		.79		6.20
Class F-3:
12/31/2021	10.15	.49	(.85)	(.36)	(.41)	—	(.08)	(.49)	9.30	(3.58)	237		.65		.65		5.13
12/31/2020	9.94	.53	.21	.74	(.17)	—	(.36)	(.53)	10.15	8.06	152		.71		.66		5.61
12/31/2019	9.35	.66	.62	1.28	(.38)	(.03)	(.28)	(.69)	9.94	14.05	112		.74		.67		6.76
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	— [5]	(.02)	(.62)	9.35	(4.00)	47		.82		.75		6.53
12/31/2017[8,12]	9.91	.60	.48	1.08	(.59)	(.02)	—	(.61)	10.38	11.13 [10]	23		1.08	[11]	.80	[11]	6.19	[11]
Class 529-A:
12/31/2021	10.15	.45	(.85)	(.40)	(.38)	—	(.07)	(.45)	9.30	(3.97)	10		1.05		1.05		4.71
12/31/2020	9.94	.50	.21	.71	(.16)	—	(.34)	(.50)	10.15	7.65	9		1.06		1.04		5.26
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)	(.27)	(.66)	9.94	13.63	8		1.08		1.05		6.39
12/31/2018	10.38	.60	(1.04)	(.44)	(.57)	— [5]	(.02)	(.59)	9.35	(4.28)	6		1.11		1.06		6.19
12/31/2017	9.77	.61	.62	1.23	(.60)	(.02)	—	(.62)	10.38	12.79	4		1.39		1.15		5.87

See end of table for footnotes.

34	American Funds Emerging Markets Bond Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2021	$10.15	$.38	$(.85)	$(.47)	$(.32)	$—	$(.06)	$(.38)	$9.30	(4.70)%	$1		1.80%		1.80%		3.94%
12/31/2020	9.94	.42	.22	.64	(.14)	—	(.29)	(.43)	10.15	6.82	1		1.84		1.81		4.57
12/31/2019	9.35	.55	.62	1.17	(.31)	(.03)	(.24)	(.58)	9.94	12.79	1		1.82		1.80		5.65
12/31/2018	10.38	.53	(1.04)	(.51)	(.50)	— [5]	(.02)	(.52)	9.35	(5.01)	1		1.87		1.82		5.42
12/31/2017	9.77	.54	.62	1.16	(.53)	(.02)	—	(.55)	10.38	12.06 [6]	1		2.03	[6]	1.80	[6]	5.21	[6]
Class 529-E:
12/31/2021	10.15	.43	(.85)	(.42)	(.36)	—	(.07)	(.43)	9.30	(4.17)	1		1.25		1.25		4.50
12/31/2020	9.94	.48	.20	.68	(.15)	—	(.32)	(.47)	10.15	7.41	1		1.29		1.27		5.09
12/31/2019	9.35	.60	.62	1.22	(.34)	(.03)	(.26)	(.63)	9.94	13.40	1		1.28		1.26		6.18
12/31/2018	10.38	.58	(1.04)	(.46)	(.55)	— [5]	(.02)	(.57)	9.35	(4.49)	1		1.33		1.26		6.12
12/31/2017	9.77	.60	.62	1.22	(.59)	(.02)	—	(.61)	10.38	12.71	—	[7]	1.47		1.24		5.76
Class 529-T:
12/31/2021	10.15	.47	(.85)	(.38)	(.40)	—	(.07)	(.47)	9.30	(3.75)[6]	—	[7]	.81	[6]	.81	[6]	4.92	[6]
12/31/2020	9.94	.52	.21	.73	(.17)	—	(.35)	(.52)	10.15	7.89 [6]	—	[7]	.84	[6]	.81	[6]	5.49	[6]
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)	(.28)	(.68)	9.94	13.87 [6]	—	[7]	.85	[6]	.83	[6]	6.61	[6]
12/31/2018	10.38	.62	(1.04)	(.42)	(.59)	— [5]	(.02)	(.61)	9.35	(4.08)[6]	—	[7]	.92	[6]	.87	[6]	6.36	[6]
12/31/2017[8,9]	10.22	.47	.18	.65	(.47)	(.02)	—	(.49)	10.38	6.40 [6,10]	—	[7]	1.10	[6,11]	.85	[6,11]	6.14	[6,11]
Class 529-F-1:
12/31/2021	10.15	.47	(.85)	(.38)	(.40)	—	(.07)	(.47)	9.30	(3.78)[6]	—	[7]	.84	[6]	.84	[6]	4.89	[6]
12/31/2020	9.94	.52	.21	.73	(.17)	—	(.35)	(.52)	10.15	7.89 [6]	—	[7]	.846	[6]	.84	[6]	5.61	[6]
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)	(.28)	(.68)	9.94	13.88	4		.84		.82		6.60
12/31/2018	10.38	.62	(1.04)	(.42)	(.59)	— [5]	(.02)	(.61)	9.35	(4.08)	1		.90		.84		6.51
12/31/2017	9.77	.63	.63	1.26	(.63)	(.02)	—	(.65)	10.38	13.12	1		1.08		.85		6.11
Class 529-F-2:
12/31/2021	10.15	.48	(.85)	(.37)	(.40)	—	(.08)	(.48)	9.30	(3.71)	6		.77		.77		4.99
12/31/2020[8,13]	9.39	.08	.76	.84	(.03)	—	(.05)	(.08)	10.15	8.95 [10]	5		.14	[10]	.11	[10]	.82	[10]
Class 529-F-3:
12/31/2021	10.15	.49	(.85)	(.36)	(.41)	—	(.08)	(.49)	9.30	(3.66)	—	[7]	.73		.71		5.02
12/31/2020[8,13]	9.39	.08	.77	.85	(.03)	—	(.06)	(.09)	10.15	8.97 [10]	—	[7]	.16	[10]	.10	[10]	.84	[10]
Class R-1:
12/31/2021	10.15	.40	(.85)	(.45)	(.34)	—	(.06)	(.40)	9.30	(4.42)[6]	—	[7]	1.54	[6]	1.52	[6]	4.26	[6]
12/31/2020	9.94	.45	.20	.65	(.14)	—	(.30)	(.44)	10.15	7.08 [6]	—	[7]	1.62	[6]	1.57	[6]	4.73	[6]
12/31/2019	9.35	.58	.62	1.20	(.33)	(.03)	(.25)	(.61)	9.94	13.11 [6]	—	[7]	1.56	[6]	1.52	[6]	5.94	[6]
12/31/2018	10.38	.56	(1.04)	(.48)	(.53)	— [5]	(.02)	(.55)	9.35	(4.76)[6]	—	[7]	1.64	[6]	1.57	[6]	5.63	[6]
12/31/2017	9.77	.57	.62	1.19	(.56)	(.02)	—	(.58)	10.38	12.37 [6]	—	[7]	1.73	[6]	1.52	[6]	5.51	[6]

See end of table for footnotes.

American Funds Emerging Markets Bond Fund	35

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class R-2:
12/31/2021	$10.15	$.39	$(.85)	$(.46)	$(.33)	$—	$(.06)	$(.39)	$9.30	(4.55)%	$2		1.65%		1.65%		4.11%
12/31/2020	9.94	.43	.22	.65	(.14)	—	(.30)	(.44)	10.15	6.93	2		1.73		1.70		4.54
12/31/2019	9.35	.56	.62	1.18	(.32)	(.03)	(.24)	(.59)	9.94	12.90	1		1.73		1.70		5.74
12/31/2018	10.38	.55	(1.04)	(.49)	(.52)	— [5]	(.02)	(.54)	9.35	(4.84)	1		1.70		1.64		5.67
12/31/2017	9.77	.57	.62	1.19	(.56)	(.02)	—	(.58)	10.38	12.39 [6]	—	[7]	1.71	[6]	1.50	[6]	5.52	[6]
Class R-2E:
12/31/2021	10.15	.45	(.85)	(.40)	(.38)	—	(.07)	(.45)	9.30	(4.01)[6]	—	[7]	1.21	[6]	1.20	[6]	4.62	[6]
12/31/2020	9.94	.49	.21	.70	(.16)	—	(.33)	(.49)	10.15	7.56 [6]	—	[7]	1.46	[6]	1.39	[6]	5.12	[6]
12/31/2019	9.35	.58	.62	1.20	(.33)	(.03)	(.25)	(.61)	9.94	13.20	1		1.46		1.43		6.02
12/31/2018	10.38	.58	(1.04)	(.46)	(.55)	— [5]	(.02)	(.57)	9.35	(4.51)	1		1.48		1.42		5.89
12/31/2017	9.77	.65	.62	1.27	(.64)	(.02)	—	(.66)	10.38	13.29 [6]	—	[7]	1.01	[6]	.70	[6]	6.33	[6]
Class R-3:
12/31/2021	10.15	.43	(.85)	(.42)	(.36)	—	(.07)	(.43)	9.30	(4.19)	2		1.28		1.28		4.47
12/31/2020	9.94	.47	.21	.68	(.15)	—	(.32)	(.47)	10.15	7.38	2		1.31		1.29		5.02
12/31/2019	9.35	.60	.62	1.22	(.34)	(.03)	(.26)	(.63)	9.94	13.37	2		1.30		1.28		6.15
12/31/2018	10.38	.58	(1.04)	(.46)	(.55)	— [5]	(.02)	(.57)	9.35	(4.52)	1		1.36		1.31		5.91
12/31/2017	9.77	.59	.63	1.22	(.59)	(.02)	—	(.61)	10.38	12.70	1		1.52		1.27		5.73
Class R-4:
12/31/2021	10.15	.46	(.85)	(.39)	(.39)	—	(.07)	(.46)	9.30	(3.91)	1		.99		.99		4.78
12/31/2020	9.94	.50	.21	.71	(.16)	—	(.34)	(.50)	10.15	7.69	1		1.02		1.00		5.35
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)	(.27)	(.66)	9.94	13.67	1		1.04		1.02		6.44
12/31/2018	10.38	.61	(1.04)	(.43)	(.58)	— [5]	(.02)	(.60)	9.35	(4.26)	1		1.09		1.03		6.24
12/31/2017	9.77	.63	.62	1.25	(.62)	(.02)	—	(.64)	10.38	13.03	—	[7]	1.22		.96		6.03
Class R-5E:
12/31/2021	10.15	.51	(.85)	(.34)	(.43)	—	(.08)	(.51)	9.30	(3.40)	1		.44		.44		5.32
12/31/2020	9.94	.55	.21	.76	(.18)	—	(.37)	(.55)	10.15	8.23	1		.49		.47		5.82
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)	(.28)	(.68)	9.94	14.05	—	[7]	.77		.75		6.81
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	— [5]	(.02)	(.62)	9.35	(4.03)	—	[7]	.86		.76		6.90
12/31/2017	9.77	.65	.62	1.27	(.64)	(.02)	—	(.66)	10.38	13.29	—	[7]	.99		.69		6.33
Class R-5:
12/31/2021	10.15	.49	(.85)	(.36)	(.41)	—	(.08)	(.49)	9.30	(3.61)	1		.67		.67		5.09
12/31/2020	9.94	.53	.21	.74	(.17)	—	(.36)	(.53)	10.15	8.01	1		.73		.70		5.59
12/31/2019	9.35	.66	.62	1.28	(.38)	(.03)	(.28)	(.69)	9.94	14.01	1		.74		.71		6.73
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	— [5]	(.02)	(.62)	9.35	(3.98)	—	[7]	.80		.74		6.54
12/31/2017	9.77	.65	.62	1.27	(.64)	(.02)	—	(.66)	10.38	13.23	—	[7]	1.00		.74		6.27
Class R-6:
12/31/2021	10.15	.49	(.85)	(.36)	(.41)	—	(.08)	(.49)	9.30	(3.58)	194		.64		.64		5.12
12/31/2020	9.94	.54	.20	.74	(.17)	—	(.36)	(.53)	10.15	8.07	167		.67		.65		5.67
12/31/2019	9.35	.66	.62	1.28	(.38)	(.03)	(.28)	(.69)	9.94	14.07	173		.68		.66		6.80
12/31/2018	10.38	.64	(1.04)	(.40)	(.61)	— [5]	(.02)	(.63)	9.35	(3.95)	157		.72		.66		6.69
12/31/2017	9.77	.64	.62	1.26	(.63)	(.02)	—	(.65)	10.38	13.17	—	[7]	1.00		.79		6.20

See end of table for footnotes.

36	American Funds Emerging Markets Bond Fund

Financial highlights (continued)

	Year ended December 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate for all share classes[14]	52%	70%	54%	38%	35%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from AFS and/or CRMC. During some of the periods shown, AFS waived a portion of transfer agent services fees for Class F-3 shares. In addition, during some of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes and reimbursed a portion of miscellaneous fees and expenses.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	Amount less than $.01.
[6]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[7]	Amount less than $1 million.
[8]	Based on operations for a period that is less than a full year.
[9]	Class T and 529-T shares began investment operations on April 7, 2017.
[10]	Not annualized.
[11]	Annualized.
[12]	Class F-3 shares began investment operations on January 27, 2017.
[13]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[14]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

American Funds Emerging Markets Bond Fund	37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Emerging Markets Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Emerging Markets Bond Fund (the “Fund”), including the investment portfolio, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
February 9, 2022

We have served as the auditor of one or more American Funds investment companies since 1956.

38	American Funds Emerging Markets Bond Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2021, through December 31, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Emerging Markets Bond Fund	39

Expense example (continued)

	Beginning account value 7/1/2021	Ending account value 12/31/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$981.33	$5.29	1.06%
Class A – assumed 5% return	1,000.00	1,019.86	5.40	1.06
Class C – actual return	1,000.00	977.90	8.77	1.76
Class C – assumed 5% return	1,000.00	1,016.33	8.94	1.76
Class T – actual return	1,000.00	982.72	3.75	.75
Class T – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class F-1 – actual return	1,000.00	981.53	5.09	1.02
Class F-1 – assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class F-2 – actual return	1,000.00	982.91	3.75	.75
Class F-2 – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class F-3 – actual return	1,000.00	983.42	3.20	.64
Class F-3 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 529-A – actual return	1,000.00	981.60	5.04	1.01
Class 529-A – assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class 529-C – actual return	1,000.00	977.68	8.97	1.80
Class 529-C – assumed 5% return	1,000.00	1,016.13	9.15	1.80
Class 529-E – actual return	1,000.00	980.41	6.24	1.25
Class 529-E – assumed 5% return	1,000.00	1,018.90	6.36	1.25
Class 529-T – actual return	1,000.00	982.65	4.05	.81
Class 529-T – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 529-F-1 – actual return	1,000.00	982.41	4.25	.85
Class 529-F-1 – assumed 5% return	1,000.00	1,020.92	4.33	.85
Class 529-F-2 – actual return	1,000.00	982.80	3.85	.77
Class 529-F-2 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 529-F-3 – actual return	1,000.00	983.08	3.55	.71
Class 529-F-3 – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class R-1 – actual return	1,000.00	979.11	7.53	1.51
Class R-1 – assumed 5% return	1,000.00	1,017.59	7.68	1.51
Class R-2 – actual return	1,000.00	978.60	8.08	1.62
Class R-2 – assumed 5% return	1,000.00	1,017.04	8.24	1.62
Class R-2E – actual return	1,000.00	980.34	6.34	1.27
Class R-2E – assumed 5% return	1,000.00	1,018.80	6.46	1.27
Class R-3 – actual return	1,000.00	980.33	6.34	1.27
Class R-3 – assumed 5% return	1,000.00	1,018.80	6.46	1.27
Class R-4 – actual return	1,000.00	981.75	4.90	.98
Class R-4 – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class R-5E – actual return	1,000.00	985.00	1.60	.32
Class R-5E – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-5 – actual return	1,000.00	983.30	3.35	.67
Class R-5 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class R-6 – actual return	1,000.00	983.42	3.20	.64
Class R-6 – assumed 5% return	1,000.00	1,021.98	3.26	.64

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

40	American Funds Emerging Markets Bond Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2021:

Foreign taxes	$0.01 per share
Foreign source income	$0.51 per share
Qualified dividend income	$41,000
Section 163(j) interest dividends	$59,445,000
U.S. government income that may be exempt from state taxation	$488,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

American Funds Emerging Markets Bond Fund	41

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2020, through September 30, 2021. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

42	American Funds Emerging Markets Bond Fund

Board of trustees and other officers

Independent trustees[1]

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2015	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	99	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	87	None
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
R. Clark Hooper, 1946	2015	Private investor	91	None
Merit E. Janow, 1958	2015	Dean and Professor, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2015	President and CEO, Texas 2036; former President, Margaret 91 Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center		None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.; Romeo Power, Inc. (manufacturer of batteries for electric vehicles)

Interested trustees[4,5]

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970	2015	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	86	None
Karl J. Zeile, 1966	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	21	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Emerging Markets Bond Fund	43

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Robert H. Neithart, 1965 President	2015

Partner — Capital Fixed Income Investors, Capital Research and Management Company;

Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[6]

Chairman of the Board, Capital Strategy Research, Inc.[6]

Kristine M. Nishiyama, 1970 Principal Executive Officer	2015	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Luis Freitas de Oliveira, 1967 Senior Vice President	2018	Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[6] Partner — Capital Fixed Income Investors, Capital International Sàrl;[6] Chairman and Corporate Manager, Capital International Sàrl[6]
Kirstie Spence, 1973 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital International Limited;[6] Director, Capital Research Company;[6] Vice President and Director, Capital International Limited[6]
Steven I. Koszalka, 1964 Secretary	2015	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2015	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Becky L. Park, 1979 Assistant Treasurer	2021	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Luis Freitas de Oliveira, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

44	American Funds Emerging Markets Bond Fund

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address nearest you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and our website.

American Funds Emerging Markets Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Emerging Markets Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

EMBF

Registrant:

a) Audit Fees:
Audit	2020	203,000
	2021	97,000

b) Audit-Related Fees:
	2020	None
	2021	None

c) Tax Fees:
	2020	10,000
	2021	10,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	1,477,000
	2021	1,427,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2020	40,000

	2021	1,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	None
	2021	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $1,527,000 for fiscal year 2020 and $1,440,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS EMERGING MARKETS BOND FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: February 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: February 28, 2022

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 28, 2022